TBS INTERNATIONAL PLC & SUBSIDIARIES                EXHIBIT 10.22

JOINDER AGREEMENT

(CREDIT AGREEMENT, MASTER GUARANTY, MASTER SECURITY AGREEMENT (GUARANTORS), SECURITIES PLEDGE AGREEMENT, MASTER EARNINGS ASSIGNMENT AND MASTER INSURANCE ASSIGNMENT)

Dated as of January 7, 2010

Bank of America, N.A.,
   as Administrative Agent
   and the Lenders referred to below
100 Federal Street
Boston, Massachusetts 02110

Ladies and Gentlemen:

Reference is hereby made to the:

(i)
Amended and Restated Credit Agreement, dated as of March 26, 2008 (as amended, restated, supplemented or otherwise modified and in effect from time to time, the “Credit Agreement”), among Albemarle Maritime Corp. and each of the other entities identified on the signature pages thereof as Borrowers (the “Borrowers”), TBS International Limited, as a guarantor (“Holdings”), TBS Shipping Services Inc., as Administrative Borrower (the “Administrative Borrower”), each of the financial institutions party thereto as lenders (the “Lenders”), Bank of America, N.A., as Administrative Agent (the “Administrative Agent”), Citibank, N.A. and DVB Group Merchant Bank (Asia) Ltd., as co-Syndication Agents, TD Banknorth, N.A., as Documentation Agent and Banc of America Securities LLC, as Sole Lead Arranger and Sole Book Manager;

(ii)
Master Guaranty, dated as of July 31, 2006 (as amended by the Omnibus Amendment and Reaffirmation Agreement (Security Agreements, Guaranties and Securities Pledge Agreement), dated as of March 26, 2008 (the “Omnibus Amendment”), among the Borrowers, Holdings, the several “Guarantors” identified therein and the Administrative Agent and as further amended, supplemented or otherwise modified and in effect from time to time, the “Guaranty”), among the several “Guarantors” identified therein and the Administrative Agent;

(iii)
Master Security Agreement (Guarantors), dated as of July 31, 2006 (as amended by the Omnibus Amendment, the Joinder Agreement and Amendment to Master Security Agreement (Guarantors), dated as of October 16, 2009, by and among the “Additional Guarantor” identified therein, the Administrative Borrower and the Administrative Agent, and as further amended, supplemented or otherwise modified and in effect from time to time, the “Security Agreement”), among the several “Companies” identified therein and the Administrative Agent;

(iv)
Securities Pledge Agreement, dated as of July 31, 2006 (as amended by the Omnibus Amendment and as further amended, supplemented or otherwise modified and in effect from time to time, the “Securities Pledge Agreement”), among each “Pledgor” identified therein, each “Subsidiary” identified therein and the Administrative Agent;

(v)
Master Earnings Assignment (Guarantors), dated as of July 31, 2006 (as amended by the Omnibus Vessel Collateral Amendment and Reaffirmation Agreement (Preferred Vessel Mortgages, Earnings Assignments, Insurance Assignments, Multi Party Agreements, and Philippine Assignments), dated as of March 26, 2008 (the “Omnibus Vessel Collateral Amendment”), among the Borrowers, Holdings, the several “Guarantors” identified therein and the Administrative Agent and as further amended, supplemented or otherwise modified and in effect from time to time, the “Guarantors Earnings Assignment”), among each “Assignor” identified therein and the Administrative Agent; and

(vi)
Master Insurance Assignment, dated as of July 31, 2006 (as amended by the Omnibus Vessel Collateral Amendment and as further amended, supplemented or otherwise modified and in effect from time to time, the “Insurance Assignment”), among each “Assignor” identified therein, the “Philippine Charterers” identified therein and the Administrative Agent.  Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to such terms as in the Credit Agreement, Guaranty, Security Agreement, Securities Pledge Agreement, Guarantors Earnings Assignment and Insurance Assignment as applicable.

Pursuant to Section 6.12(a) of the Credit Agreement, the Borrowers agree to cause TBS International public limited company (“Irish Holdings”), a newly formed entity, which after giving effect to the “Redomiciliation” (as defined in the Consent dated as of October 9, 2009 by and among the Borrowers, Holdings, the Administrative Borrower, the Lenders and the Administrative Agent) shall be the ultimate parent entity of Holdings and its Subsidiaries, and TBS do Sul Ltd., a Subsidiary of Holdings (“TBS do Sul” and, together with Irish Holdings, collectively, the “Additional Guarantors”; and the Additional Guarantors, together with the Administrative Borrower, collectively, the “Companies” and, each individually, a “Company”), to guaranty the obligations of the Borrowers and to grant security interests and liens on its assets, all as provided more fully in this Joinder Agreement (the “Joinder Agreement”).

1. Credit Agreement

Irish Holdings is hereby added as a party to the Credit Agreement and the term “Holdings” as used therein shall mean and refer to both Irish Holdings and Holdings, collectively.  Irish Holdings hereby covenants and agrees that upon the effectiveness of this Joinder Agreement it shall unconditionally assume and will perform and observe all Obligations, covenants and agreements to be performed by a “Guarantor” or “Holdings” under the Credit Agreement, and that upon the effectiveness of this Joinder Agreement, it will be bound in all respects by all of the terms and conditions of the Credit Agreement and each other Loan Document, as if Irish Holdings were an original party thereto, without further action required on the part of any other party thereto.  In addition, upon the effectiveness of this Joinder Agreement, Irish Holdings assumes all liabilities of “Holdings” arising out of all representations, documents, instruments and certificates made or delivered by “Holdings” under or in connection with each Loan Document.

For the avoidance of doubt, (i) all references to “Holdings and its Subsidiaries on a consolidated basis” or like phrase for purposes of financial covenant compliance calculations and financial reporting in the Credit Agreement shall mean and refer to Irish Holdings and its Subsidiaries on a consolidated basis, (ii) all references to a “Responsible Officer” of “Holdings” in the Credit Agreement shall mean and refer to a “Responsible Officer” of Irish Holdings, and (iii) any obligation of an officer of “Holdings” arising under the Credit Agreement with respect the execution and delivery of a Compliance Certificate, a Section 7.13(b) Compliance Certificate, a Borrowing Base Certificate or a certificate of Solvency shall be the sole obligation of an officer of Irish Holdings.

Irish Holdings, as “Holdings” under the Credit Agreement, hereby further absolutely and unconditionally guarantees, as a guaranty of payment and performance and not merely as a guaranty of collection, jointly and severally with all other Guarantors, prompt payment when due, whether at stated maturity, by required prepayment, upon acceleration, demand or otherwise, and at all times thereafter, of any and all of the Obligations, whether for principal, interest, premiums, fees, indemnities, damages, costs, expenses or otherwise, of the Borrowers to the Secured Parties, arising under the Credit Agreement and under the other Loan Documents (including all renewals, extensions, amendments, refinancings and other modifications thereof and all costs, attorneys’ fees and expenses incurred by the Secured Parties in connection with the collection or enforcement thereof).

2. References to Holdings in the Credit Agreement and other Loan Documents

Effective immediately upon the execution of this Joinder Agreement, all references to “Holdings” in the Credit Agreement and each of the other Loan Documents shall mean and refer to both Irish Holdings and Holdings, collectively, except in certain instances more specifically set forth in Section 1 above.

3. Guaranty Agreement.

TBS do Sul is hereby added as a party to the Guaranty and shall be included within the term “Guarantor” as used therein.  TBS do Sul hereby agrees to be bound by all of the terms and conditions of the Guaranty, in all respects as if it was an original signatory thereto, and unconditionally, and jointly and severally with the parties thereto, guaranties the full and punctual payment when due (whether at stated maturity, by required pre-payment, by acceleration or otherwise) as well as the performance, of all of the Obligations including all such which would become due but for the operation of the automatic stay pursuant to §362(a) of the Federal Bankruptcy Code and the operation of §§502(b) and 506(b) of the Federal Bankruptcy Code.  TBS do Sul covenants and agrees to execute and deliver to the Administrative Agent a signature page to the Guaranty to be attached thereto as provided in Section 20 of the Guaranty.

4. Security Agreement.

Each Additional Guarantor is hereby added as a party to the Security Agreement and shall be included within the term “Company” as used therein.  Each Additional Guarantor hereby agrees to be bound by all of the terms and conditions of the Security Agreement, in all respects as if it were an original signatory thereto, and unconditionally, and jointly and severally with the parties thereto, grants to the Administrative Agent, for the benefit of the Secured Parties, to secure the payment and performance in full of all of the Obligations, a security interest in and to and lien on and pledges and assigns to the Administrative Agent, for the benefit of the Secured Parties, all of its right, title and interest in and to the Collateral, whether now owned or hereafter existing or acquired by it.  Each Additional Guarantor covenants and agrees to execute and deliver to the Administrative Agent a signature page to the Security Agreement to be attached thereto as provided in Section 28 of the Security Agreement.

5. Securities Pledge Agreement.

Irish Holdings is hereby added as a party to the Securities Pledge Agreement and shall be included within the term “Pledgor” as used therein.  Irish Holdings hereby agrees (i) to take no actions which would impair or otherwise interfere with any rights of the Administrative Agent existing under the Securities Pledge Agreement and (ii) to be bound by all of the terms, covenants and conditions of the Securities Pledge Agreement to the same extent as if Irish Holdings were an original “Pledgor” thereunder.

Each of Holdings, as a subsidiary of Irish Holdings, and TBS do Sul, as a newly formed Subsidiary of Holdings, is hereby also added to the Securities Pledge Agreement as a “Subsidiary” as such term is used therein.  Each of Holdings and TBS do Sul, as a “Subsidiary” under the Securities Pledge Agreement, hereby agrees to be bound by Sections 4.1, 6 and 7 of the Securities Pledge Agreement and agrees to cooperate fully and in good faith with the Administrative Agent and the “Pledgors” identified therein in carrying out such provisions as if it were an original signatory thereto.

Irish Holdings covenants and agrees (i) to execute and deliver to the Administrative Agent a signature page as “Pledgor” to the Securities Pledge Agreement to be attached thereto as provided in Section 23 of the Securities Pledge Agreement, (ii) to deliver or cause to be delivered share certificates of Holdings and TBS do Sul evidencing 100% of the outstanding equity interests of Holdings and TBS do Sul and (iii) to execute and deliver or cause to be executed and delivered share transfer powers, executed in blank, in respect of the share certificates of Holdings and TBS do Sul, respectively.  Each of Holdings and TBS do Sul further covenants and agrees to execute and deliver to the Administrative Agent an acknowledgment as “Subsidiary” to the Securities Pledge Agreement to be attached thereto as provided in Section 23 of the Securities Pledge Agreement.

The Administrative Borrower, for itself and on behalf of the other Pledgors to the Securities Pledge Agreement, hereby represents and warrants that Annex A to Securities Pledge Agreement attached hereto as Exhibit A and delivered hereunder pursuant to Section 1.2 of the Credit Agreement accurately and completely reflects the pledge of equity interests of the Pledgors to the Securities Pledge Agreement, including, without limitation, the equity interests in Holdings and TBS do Sul and the equity interests pledged by Irish Holdings.

6. Guarantors Earnings Assignment.

Each Additional Guarantor is hereby added as a party to the Guarantors Earnings Assignment and shall be included within the term “Assignor” as used therein.  Each Additional Party agrees to be bound by all of the terms and conditions of the Guarantors Earnings Assignment, in all respects as if it were an original signatory thereto, and unconditionally, and jointly and severally with the parties thereto, grants to the Administrative Agent, for the benefit of the Secured Parties, to secure the payment and performance in full of all of the Obligations, a security interest in and to and lien on, all of its right, title and interest in and to the Contracts and Requisitions (each as defined therein).  Each Additional Guarantor covenants and agrees to execute and deliver to the Administrative Agent a signature page to the Guarantors Earnings Assignment to be attached thereto as provided in Section 12 of the Guarantors Earnings Assignment.

7. Insurance Assignment.

(a)           Each Additional Guarantor is hereby added as a party to the Insurance Assignment and shall be included within the term “Assignor” as used therein.  Each Additional Guarantor hereby agrees to be bound by all of the terms and conditions of the Insurance Assignment, in all respects as if it were an original signatory thereto, and unconditionally, and jointly and severally with the parties thereto, grants to the Administrative Agent, for the benefit of the Secured Parties, to secure the payment and performance in full of all of the Obligations, a security interest in and to and lien on, all of its right, title and interest in and to the insurances assigned thereby.  Each Additional Guarantor covenants and agrees to execute and deliver to the Administrative Agent a signature page to the Insurance Assignment to be attached thereto as provided in Section 12 of the Insurance Assignment.

8. Notice of Insurance Assignment.

Each Additional Guarantor hereby covenants and agrees that it shall execute and deliver a Notice of Insurance Assignment in the form attached hereto as Exhibit B (the “Notice of Insurance Assignment”).

9. Representations and Warranties.

Each Company hereby acknowledges, and represents and warrants, the following:

(a) it is a corporation incorporated on or prior to the date hereof;

(b) no provision of its charter or by-laws or any agreement to which it is a party prohibits such Company from making distributions to the Borrowers;

(c) it is capable of complying with and is in compliance with all of the provisions of the Credit Agreement and the Loan Documents applicable to it;

(d) each of the representations and warranties set forth in Article V of the Credit Agreement is true and correct with respect to such Company as of the date hereof (except to the extent of changes resulting from transactions contemplated or permitted by the Credit Agreement and the other Loan Documents and except to the extent that such representations and warranties relate expressly to an earlier date); and

(e) it is a condition precedent to the Lenders' making any additional loans or otherwise extending credit to the Borrowers under the Credit Agreement that such Company execute and deliver to the Administrative Agent this Joinder Agreement.

10. Delivery of Documents.

Each Company hereby agrees that the following documents shall be delivered to the Administrative Agent concurrently with this Joinder Agreement, each in form and substance satisfactory to the Administrative Agent:

(a) four fully executed signed original signature pages of TBS do Sul to the Guaranty;

(b) four fully executed signed original signature pages of each Additional Guarantor to the Security Agreement;

(c) four fully executed signed original signature pages of Irish Holdings as a “Pledgor” to the Securities Pledge Agreement;

(d) four fully executed signed original signature pages of each of Holdings and TBS do Sul as a “Subsidiary” to the Securities Pledge Agreement;

(e) four fully executed signed original signature pages of each Additional Guarantor to the Guarantors Earnings Assignment;

(f) four fully executed signed original signature pages of each Additional Guarantor to the Insurance Assignment;

(g) four fully executed signed originals of the Notice of Insurance Assignment by each Additional Guarantor;

(h) a letter from Cardillo & Corbett accepting appointment as process agent for each Additional Guarantor;

(i) the share certificate of Holdings, evidencing 100% of the equity interests of Holdings as owned by Irish Holdings;

(j) the share certificate of TBS do Sul, evidencing 100% of the equity interests of the TBS do Sul as owned by TBS Holdings Limited;

(k) a share transfer power, executed in blank, by Irish Holdings in respect of the share certificate of Holdings;

(l) a share transfer power, executed in blank, by TBS Holdings Limited in respect of the share certificate of TBS do Sul;

(m) copies, certified by a duly authorized officer of each Additional Guarantor to be true and complete as of the date hereof, of each of (i) the memorandum of association of such Additional Guarantor as in effect on the date hereof, (ii) the bye-laws of such Additional Guarantor as in effect on the date hereof, (iii) the resolutions of the Board of Directors or a committee thereof of such Additional Guarantor authorizing the execution and delivery, of this Joinder Agreement, the Credit Agreement, the Guaranty, the Security Agreement, the Securities Pledge Agreement, the Guarantors Earnings Assignment, the Insurance Assignment and the other documents executed in connection herewith, as applicable, and such Additional Guarantor’s performance of all of the transactions contemplated hereby, and (iv) an incumbency certificate giving the name and bearing a specimen signature of each individual who shall be authorized to sign, in the name of such Additional Guarantor and on such Additional Guarantor’s behalf each of this Joinder Agreement, the Credit Agreement, the Guaranty, the Security Agreement, the Securities Pledge Agreement, the Guarantors Earnings Assignment, the Insurance Assignment and the other Loan Documents, as applicable, and to give notices and to take other action on such Additional Guarantor’s behalf under the Loan Documents;

(n) a certificate of a recent date as to each Additional Guarantor’s good standing, valid existence and tax payment status in (i) the jurisdiction of incorporation or formation of such Additional Guarantor and (ii) all other jurisdictions in which such Additional Guarantor is qualified to conduct business;

(o) a Perfection Certificate of the Additional Guarantors, duly executed by each of the Additional Guarantors;

(p) UCC-1 financing statements to be filed in all jurisdictions that the Administrative Agent may deem necessary or desirable in order to perfect the Liens created under the Security Agreement and covering the Collateral described in the Security Agreement;

(q) UCC-3 termination statements to terminate all existing recorded liens against each Additional Guarantor, if any, together with a payoff letter or other evidence that the secured party authorizes such UCC-3s to be filed on such secured party’s behalf, if applicable;

(r) a favorable opinion, addressed to the Administrative Agent and the Lenders, of Cardillo and Corbett in form and substance satisfactory to the Administrative Agent, with respect to New York and Marshall Islands law;

(s) a favorable opinion, addressed to the Administrative Agent and the Lenders, of Arthur Cox in form and substance satisfactory to the Administrative Agent, with respect to Irish law; and

(t) such other documents as the Administrative Agent may reasonably request.

11. Covenant With Respect to Bermuda Legal Opinion.  The Companies hereby covenant and agree that upon the reasonable request of the Administrative Agent, the Companies shall cause to be delivered within ten (10) Business Days of such request, a favorable opinion of Bermuda counsel to TBS International Limited with respect to the perfection under Bermuda law of the pledge of shares of TBS International Limited, addressed to the Administrative Agent and the Lenders and in form and substance satisfactory to the Administrative Agent.

12. Miscellaneous.

This Joinder Agreement shall be deemed a “Loan Document” for all purposes under the Credit Agreement.  This Joinder Agreement shall be construed and enforced in accordance with the laws of the State of New York, without regard to choice of laws or conflicts of laws principals (other than Section 5-1401 and Section 5-1402 of the General Obligations Law of the State of New York).  This Joinder Agreement may be executed in any number of counterparts, all of which shall constitute one agreement; a facsimile of an executed counterpart shall have the same effect as the original executed counterpart.

[Remainder of Page Intentionally Left Blank]

Very truly yours,

EXECUTED and DELIVERED as a DEED by a duly authorized attorney of:
TBS INTERNATIONAL PUBLIC LIMITED COMPANY, as Additional Guarantor,

By: /s/ Christophil B. Costas
Name: Christophil B. Costas
Title: Attorney-in-Fact

In the presence of:
Witness Signature: /s/ Lorraine Brown
Witness Name: Lorraine Brown
Witness Address: 29 Broadway, N.Y., N.Y.

TBS DO SUL LTD., as Additional Guarantor By: /s/ Christophil B. Costas Name: Christophil B. Costas Title: Attorney-in-Fact

TBS SHIPPING SERVICES INC., as Administrative Borrower By: /s/ Tara DeMakes Name: Tara DeMakes Title: Secretary

Signature Page to Joinder Agreement

Accepted and Agreed:

BANK OF AMERICA, N.A.
as Administrative Agent

By: /s/ Judith A. Huckins
Name: Judith A. Huckins
Title:   Vice President

Signature Page to Joinder Agreement

CERTIFICATE OF ACKNOWLEDGMENT

STATE OF NEW YORK                                     )
)  ss.
COUNTY OF NEW YORK)

Before me, the undersigned, a Notary Public in and for the county aforesaid, on this 26th   day of January 2010, personally appeared Christophil B. Costas to me known personally, and who, being by me duly sworn, deposes and says that he is the Attorney-in-Fact of TBS INTERNATIONAL PUBLIC LIMITED COMPANY and that said instrument was signed on behalf of such entity by authority of its Board of Directors, and said Christophil B. Costas acknowledged said instrument to be the free act and deed of each such entity.

/s/ Tulio R. Prieto
Notary Public
My commission expires: February 19, 2010

Signature Page to Joinder Agreement

CERTIFICATE OF ACKNOWLEDGMENT

STATE OF NEW YORK                                           )
)  ss.
COUNTY OF NEW YORK)

Before me, the undersigned, a Notary Public in and for the county aforesaid, on this 26th  day of January 2010, personally appeared Christophil B. Costas to me known personally, and who, being by me duly sworn, deposes and says that he is the Attorney-in-Fact of TBS do Sul Ltd. and that said instrument was signed on behalf of such entity by authority of its Board of Directors, and said Christophil B. Costas acknowledged said instrument to be the free act and deed of each such entity.

/s/ Tulio R. Prieto
Notary Public
My commission expires: February 19, 2010

Signature Page to Joinder Agreement

Exhibit A

Annex A to Securities Pledge Agreement

See attached.

ANNEX A TO SECURITIES PLEDGE AGREEMENT

None of the issuers has any authorized, issued or outstanding shares of its capital stock, membership interests, partnership interests or other equity interests of any class or any commitments to issue any shares of its capital stock, membership interests, partnership interests or other equity interests of any class or any securities convertible into or exchangeable for any shares of its capital stock, membership interests, partnership interests or other equity interests of any class except as otherwise stated in this Annex A.

Issuer	Record Owner	Class of Shares	Number of Authorized Shares	Number of Issued Shares	Number of Outstanding Shares	Par or Liquidation Value
Albemarle Maritime Corp.	Westbrook Holdings Ltd.	Capital Stock	500	500	500	No Par
Arden Maritime Corp.	Westbrook Holdings Limited	Common	500	500	500	No Par
Avon Maritime Corp.	Westbrook Holdings Limited	Common	500	500	500	No Par
Azalea Shipping & Chartering Inc.	Compass Chartering Corp.	Capital Stock	200	200	200	No Par
Birnam Maritime Corp.	Westbrook Holdings Limited	Capital Stock	500	500	500	No Par
Beekman Shipping Corp.	Westbrook Holdings Ltd.	Capital Stock	500	500	500	No Par
Bristol Maritime Corp.	Westbrook Holdings Limited	Capital Stock	500	500	500	No Par
Chester Shipping Corp.	Westbrook Holdings Ltd.	Capital Stock	500	500	500	No Par
Compass Chartering Corp.	TBS Shipping Services Inc.	Capital Stock	200	200	200	No Par
Cumberland Navigation Corp.	Westbrook Holdings Limited	Capital Stock	500	500	500	No Par
Darby Navigation Corp.	Westbrook Holdings Ltd.	Capital Stock	500	500	500	No Par
Dover Maritime Corp.	Westbrook Holdings Limited	Capital Stock	500	500	500	No Par
Elrod Shipping Corp.	Westbrook Holdings Ltd.	Capital Stock	500	500	500	No Par
Exeter Shipping Corp.	Westbrook Holdings Ltd.	Capital Stock	500	500	500	No Par
Fairfax Shipping Corp.	Westbrook Holdings Ltd.	Capital Stock	500	500	500	No Par
Frankfort Maritime Corp.	Westbrook Holdings Limited	Capital Stock	500	500	500	No Par
Glenwood Maritime Corp.	Westbrook Holdings Ltd.	Capital Stock	500	500	500	No Par
Hansen Shipping Corp.	Westbrook Holdings Ltd.	Capital Stock	500	500	500	No Par
Hartley Navigation Corp.	Westbrook Holdings Limited	Capital Stock	500	500	500	No Par
Henley Maritime Corp.	Westbrook Holdings Limited	Capital Stock	500	500	500	No Par
Hudson Maritime Corp.	Westbrook Holdings Limited	Common	500	500	500	No Par
Jessup Maritime Corp.	Westbrook Holdings Ltd.	Capital Stock	500	500	500	No Par
Leaf Shipping Corp.	Westbrook Holdings Ltd.	Capital Stock	500	500	500	No Par
Mercury Marine Ltd. (f/k/a TBS Logistics Ltd.)	TBS Holdings Limited	Capital Stock	500	500	500	No Par
Montrose Maritime Corp.	Westbrook Holdings Ltd.	Capital Stock	500	500	500	No Par
Oldcastle Shipping Corp.	Westbrook Holdings Limited	Capital Stock	500	500	500	No Par
Pacific Rim Shipping Corp.	Westbrook Holdings Ltd.	Capital Stock	500	500	500	No Par
Quentin Navigation Corp.	Westbrook Holdings Ltd.	Capital Stock	500	500	500	No Par
Rector Shipping Corp.	Westbrook Holdings Ltd.	Capital Stock	500	500	500	No Par
Remsen Navigation Corp.	Westbrook Holdings Limited	Capital Stock	500	500	500	No Par
Roymar Ship Management, Inc.	TBS Holdings Limited	Capital Stock	200	100	100	No Par
Sheffield Maritime Corp.	Westbrook Holdings Limited	Capital Stock	500	500	500	No Par
Sherman Maritime Corp.	Westbrook Holdings Ltd.	Common	500	500	500	No Par
Sterling Shipping Corp.	Westbrook Holdings Ltd.	Capital Stock	500	500	500	No Par
Stratford Shipping Corp.	Westbrook Holdings Limited	Capital Stock	500	500	500	No Par
TBS African Ventures Limited	TBS Worldwide Services, Inc.	Capital Stock	500	500	500	No Par
TBS do Sul Ltd.	TBS Holdings Limited	Common Shares	500	500	500	No Par
TBS Energy Logistics L.P.	TBS Shipping Services Inc.	LP interest	100%	100%	100%	N/A
TBS Eurolines, Ltd	TBS Worldwide Services, Inc.	Capital Stock	500	500	500	No Par
TBS Holdings Limited	TBS International Limited	Common Shares	10,000	10,000	10,000	$1.00
TBS International Limited	TBS International Public Limited Company	A	75,000,000	1,200,000	74,800,000	US $0.01
		B	100	Nil	100	US$0.01
TBSI New Ship Development Corp.	TBS Holdings Limited	Capital Stock	500	500	500	No Par
TBS Latin America Liner, Ltd.	TBS Worldwide Services, Inc.	Capital Stock	500	500	500	No Par
TBS Middle East Carriers, Ltd.	TBS Worldwide Services, Inc.	Common	500	500	500	No Par
TBS Mining Limited	TBS Holdings Limited	Capital Stock	500	500	500	No Par
TBS North America Liner, Ltd.	TBS Worldwide Services, Inc.	Capital Stock	500	500	500	No Par
TBS Ocean Carriers, Ltd.	TBS Worldwide Services, Inc.	Capital Stock	500	500	500	No Par
TBS Pacific Liner, Ltd.	TBS Worldwide Services, Inc.	Capital Stock	500	500	500	No Par
TBS Shipping Services Inc.	TBS Holdings Limited	Capital Stock	200	100	100	No Par
TBS U.S. Enterprises LLC	TBS Shipping Services Inc.	Membership Interest	100%	100%	100%	N/A
TBS Warehouse & Distribution Group Ltd.	TBS Warehouse & Equipment Holdings, Ltd.	Capital Stock	500	500	500	No Par
TBS Warehouse & Equipment Holdings, Ltd.	TBS Holdings Limited	Capital Stock	500	500	500	No Par
TBS Logistics Incorporated	TBS Shipping Services Inc.	Capital Stock	500	500	500	No Par
TBS Worldwide Services Inc.	TBS Holdings Limited	Capital Stock	500	500	500	No Par
Transworld Cargo Carriers, S.A.	TBS Holdings Limited	Capital Stock	500	500	500	No Par
Vedado Maritime Corp.	Westbrook Holdings Limited	Capital Stock	500	500	500	No Par
Vernon Maritime Corp.	Westbrook Holdings Limited	Capital Stock	500	500	500	No Par
Westbrook Holdings Ltd.	TBS Holdings Limited	Capital Stock	500	500	500	No Par
Windsor Maritime Corp.	Westbrook Holdings, Ltd.	Capital Stock	500	500	500	No Par

Exhibit B

Notice of Insurance Assignment

See attached.

NOTICE OF
INSURANCE ASSIGNMENTS

EACH OF TBS INTERNATIONAL PUBLIC LIMITED COMPANY AND TBS DO SUL LTD. HEREBY GIVES NOTICE that by an assignment, dated July 31, 2006 (as amended by (i) the Joinder Agreement, dated as of January 7, 2010, by and among the “Additional Guarantors” identified therein, TBS Shipping Services Inc., as Administrative Borrower and BANK OF AMERICA, N.A., as Administrative Agent (the “Administrative Agent”) under the Amended and Restated Credit Agreement dated as of March 26, 2008 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among the Borrowers named therein, the lenders party thereto, and the Administrative Agent, (ii) the Joinder Agreement (Guaranty, Security Agreement, Securities Pledge Agreement, Master Earnings Assignment and Master Insurance Assignment), dated as of October 16, 2009, by and among the “Additional Guarantor” identified therein, TBS Shipping Services Inc., as Administrative Borrower and the Administrative Agent, (iii) the Omnibus Vessel Collateral Amendment and Reaffirmation Agreement dated as of March 26, 2008, by and among the Grantors and the Administrative Agent and (iv) as may be further amended, supplemented or otherwise modified from time to time), has assigned to the Administrative Agent: (a) all insurances in respect of the vessels identified on Schedule A hereto (each a “Vessel”, and, collectively, the “Vessels”), whether now or hereafter to be effected, and all renewals or replacements for the same; (b) all claims, returns of premium and other moneys and claims for moneys due and to become due under said insurances or other insurances heretofore in effect; (c) all other rights under or in respect of said insurances; and (d) any proceeds of any of the foregoing.

DATED: January 7, 2010

ASSIGNORS:	TBS INTERNATIONAL PUBLIC LIMITED COMPANY

By: /s/ Christophil B. Costas
Name: Christophil B. Costas
Title: Attorney-in-Fact

                         TBS DO SUL LTD.

By:    /s/ Christophil B. Costas
                         Name: Christophil B. Costas
Title: Attorney-in-Fact

SCHEDULE A TO

INSURANCE ASSIGNMENT

The following vessels are subject to the within Master Insurance Assignment granted by each Assignor to the Assignee:

Vessel Name	Official Number	Gross Tons	Classed
Mohawk Princess	31341-06	23,381.00	ABS
Tayrona Princess	30418-05	16,950.00	NK
Sioux Maiden	31642-06	23,270.00	ABS
Tuscarora Belle	31834-06	24,643.00	DNV
Tamoyo Maiden	31230-06	10,511.00	Lloyd’s
Nyack Princess	31321-06	22,135.00	NK
Aztec Maiden	20935-93-CH	12,286.00	NK
Alabama Belle	32531-07	24,621.00	Lloyd’s
Shawnee Princess	25945-98-B	14,103.00	NK
Miami Maiden	31347-06	23,536.00	NK
Ainu Princess	31340-06	10,511.00	ABS
Tuckahoe Maiden	30178-04	14,337.00	Lloyd’s
Chesapeake Belle	31275-06	24,643.00	DNV
Taino Maiden	30383-05	14,286.00	Lloyd’s
Siboney Belle	31845-06	10,511.00	ABS
Maori Maiden	28817-02-A	22,208.00	Lloyd’s
Manhattan Princess	30399-05	27,835.00	DNV
Rockaway Belle	17765-88-E	20,925.00	NK
Biloxi Belle	31161-05	22,009.00	ABS
Iroquois Maiden	30323-04	24,783.00	Lloyd’s
Mohegan Princess	30328-04	17,126.00	NK
Shinnecock Belle	31209-06	22,342.00	NK
Yakima Princess	33502-08	23,515.00	Lloyd’s
Nanticoke Belle	33161-07	17,590.00	Lloyd’s
Wichita Belle	30454-05	17,590.00	NK
Houma Belle	37412-PEXT	24,524.00	Lloyd’s
Canarsie Princess	37129-PEXT	24,943.00	Lloyd’s
Fox Maiden	37611-PEXT	25,076.00	LR
Tupi Maiden	34712-09	22,147.00	NK
Savannah Belle	36312-PEXT	13,588.00	BV

Signature Page to Master Insurance Assignment

HOLDINGS:	EXECUTED and DELIVERED as a DEED by a duly authorized attorney of:

             TBS INTERNATIONAL PUBLIC LIMITED COMPANY

                               By: /s/ Christophil B. Costas
             Name: Christophil B. Costas
             Title: Attorney-in-Fact

             In the presence of:

             Witness Signature: /s/ Lorraine Brown
             Witness Name: Lorraine Brown
             Witness Address: 29 Broadway, N.Y., N.Y.

Signature Page to Credit Agreement

IN WITNESS WHEREOF, the Guarantor has caused this Guaranty to be executed and delivered as of the date first above written.

Guarantor:

TBS DO SUL LTD.

                     By: /s/ Christophil B. Costas
                        Name: Christophil B. Costas
                        Title: Attorney-in-Fact

Signature Page to Guaranty

IN WITNESS WHEREOF, intending to be legally bound, each Company has caused this Agreement to be duly executed as of the date first written above.

EXECUTED and DELIVERED as a DEED by a duly authorized attorney of:

TBS INTERNATIONAL PUBLIC LIMITED COMPANY

By:  /s/ Christohil B. Costas
Name: Christophil B. Costas
Title: Attorney-in-Fact

In the presence of:

Witness Signature: /s/ Lorraine Brown
 Witness Name: Lorraine Brown
Witness Address: 29 Broadway, N.Y., N.Y.

TBS DO SUL LTD.

By:  /s/ Christophil B. Costas
Name: Christophil B. Costas
Title: Attorney-in-Fact

Signature Page to Master Security Agreement (Guarantors)

CERTIFICATE OF ACKNOWLEDGMENT

STATE OF NEW YORK     )SS.

             ) ss.
COUNTY OF NEW YORK  )

Before me, the undersigned, a Notary Public in and for the county aforesaid, on this 26th day of January 2010, personally appeared Christophil B. Costas to me known personally, and who, being by me duly sworn, deposes and says that he is the Attorney-in-Fact of TBS INTERNATIONAL PUBLIC LIMITED COMPANY and that said instrument was signed on behalf of such entity by authority of its Board of Directors, and said Christophil B. Costas acknowledged said instrument to be the free act and deed of each such entity.

/s/ Tulio R. Prieto
Notary Public
My commission expires: February 19, 2010

Signature Page to Master Security Agreement (Guarantors)

CERTIFICATE OF ACKNOWLEDGMENT

STATE OF NEW YORK    )
            )SS.
COUNTY OF NEW YORK)

Before me, the undersigned, a Notary Public in and for the county aforesaid, on this 26th day of January 2010, personally appeared Christophil B. Costas to me known personally, and who, being by me duly sworn, deposes and says that he/she is the Attorney-in-Fact of TBS DO SUL LTD. and that said instrument was signed on behalf of such entity by authority of its Board of Directors, and said Christophil B. Costas acknowledged said instrument to be the free act and deed of each such entity.

/s/ Tulio R. Prieto
Notary Public
My commission expires: February 19, 2010

Signature Page to Securities Pledge Agreement

IN WITNESS WHEREOF, intending to be legally bound, Pledgor and the Administrative Agent have caused this Agreement to be executed as of the date first above written.

PLEDGOR:

EXECUTED and DELIVERED as a DEED by a duly authorized attorney of:

TBS INTERNATIONAL PUBLIC LIMITED COMPANY

By:  /s/ Christophil B. Costas
Name: Christophil B. Costas
Title: Attorney-in-Fact

In the presence of:

Witness Signature: /s/ Lorraine Brown
Witness Name: Lorraine Brown
Witness Address: 29 Broadway, N.Y., N.Y.

Signature Page to Securities Pledge Agreement

Each undersigned Subsidiary hereby joins in the above Agreement for the sole purpose of consenting to and being bound by the provisions of §§4.1, 6 and 7 thereof, the undersigned hereby agreeing to cooperate fully and in good faith with the Administrative Agent and Pledgors in carrying out such provisions.

Subsidiary:

TBS INTERNATIONAL LIMITED

By: /s/ Christophil B. Costas
Name: Christophil Christophil B. Costas
Title: Attorney-in-Fact

TBS DO SUL LTD.

By:  /s/ Christophil B. Costas
Name: Christophil B. Costas
Title: Attorney-in-Fact

Signature Page to Securities Pledge Agreement

IN WITNESS WHEREOF, each Assignor has caused this Assignment to be executed and delivered as of the date first above written.

Assignor:

EXECUTED and DELIVERED as a DEED by a duly authorized attorney of:

TBS INTERNATIONAL PUBLIC LIMITED COMPANY

                      By: /s/ Christophil B. Costas
                            Name: Christophil B. Costas
Title: Attorney-in-Fact

In the presence of:

Witness Signature: /s/ Lorraine Brown
Witness Name: Lorraine Brown
Witness Address: 29 Broadway, N.Y., N.Y.

TBS DO SUL LTD.

                        By: /s/ Christophil B. Costas
Name: Christophil B. Costas
Title: Attorney-in-Fact

Signature Page to Master Earnings Assignment (Guarantors)

IN WITNESS WHEREOF, each Assignor has caused this Assignment to be executed and delivered as of the date first above written.

Assignors:

EXECUTED and DELIVERED as a
DEED by a duly authorized attorney of: TBS INTERNATIONAL PUBLIC LIMITED COMPANY

                     By: /s/ Christophil B. Costas
                                 Name: Christophil B. Costas
                        Title: Attorney-in-Fact

In the presence of:

Witness Signature: /s/ Lorraine Brown
Witness Name: Lorraine Brown
Witness Address: 29 Broadway, N.Y., N.Y.

                            TBS DO SUL LTD.

                By: /s/ Christophil B. Costas
                            Name: Christophil B. Costas
                   Title: Attorney-in-Fact

Signature Page to Master Earnings Assignment (Guarantors)

CERTIFICATE OF ACKNOWLEDGMENT

STATE OF NEW YORK  )SS.
            ) ss.
COUNTY OF NEW YORK )

Before me, the undersigned, a Notary Public in and for the county aforesaid, on this 26th day of January 2010, personally appeared Christophil B. Costas to me known personally, and who, being by me duly sworn, deposes and says that he/she is the Attorney-in-Fact of TBS INTERNATIONAL PUBLIC LIMITED COMPANY and that said instrument was signed on behalf of such entity by authority of its Board of Directors, and said Christophil B. Costas acknowledged said instrument to be the free act and deed of each such entity.

/s/ Tulio R. Prieto
Notary Public
My commission expires: February 19, 2010

CERTIFICATE OF ACKNOWLEDGMENT

STATE OF NEW YORK)
             )SS.
COUNTY OF NEW YORK)

Before me, the undersigned, a Notary Public in and for the county aforesaid, on this 26th day of January 2010, personally appeared Christophil B. Costas to me known personally, and who, being by me duly sworn, deposes and says that he/she is the Attorney-in-Fact of TBS DO SUL LTD. and that said instrument was signed on behalf of such entity by authority of its Board of Directors, and said Christophil B. Costas acknowledged said instrument to be the free act and deed of each such entity.

/s/ Tulio R. Prieto
Notary Public
My commission expires: February 19, 2010

Signature Page to Master Insurance Assignment